Exhibit 10.31


July 15, 2005


Geotheatre Productions Inc.
101-1870 Parkinson Way
Kelowna, British Columbia
V1Y 8C9

Dear Sirs:

Re: Licensing agreement between John and Katherine Bracey and Geotheatre Productions Inc.


Please be advised that John and Katherine Bracey waive any claim to product royalties under this agreement until January 1st, 2006.

Sincerely,



/s/ John Bracey                                   July 15, 2005
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John Bracey



/s/ Katherine Bracey                              July 15, 2005
----------------------------
Katherine Bracey








                            John and Katherine Bracey
                   101-1870 Parkinson Way, Kelonwa BC V1Y 8C9
          Phone: 250.712.9354...Fax: 250.712.9364... Cell: 250.212.1644